THE PARNASSUS FUND
                         Semiannual Report June 30, 2000

--------------------------------------------------------------------------------
                                                                  August 7, 2000



Dear Shareholder:

     As of June 30, 2000, the net asset value per share (NAV) of The Parnassus Fund was $64.16 so the overall return for the quarter was 0.05%. Some of you may think that a gain of five-hundredths of one percent is not a great return, but I would like to point out that the S&P 500 Index lost 2.66%, the Wilshire 5000 lost 4.34% and the technology-laden NASDAQ lost an amazing 13.23%. Even a small gain compares favorably with all these indices that finished in the red.

     The average mid-cap value fund followed by Lipper, Inc. lost 1.77% which was better than all the major indices. In general, small and mid-cap companies tended to do better than large-cap companies and the "value" style of investing tended to do better than the "growth" style of investing in the second quarter. This is a reversal of the pattern set in the past few years when large-cap handily beat small and mid-cap and the "growth" style outpaced the "value" style.

     In my view, we were fortunate to have had any kind of positive return during the quarter given the sharp decline in technology stocks. Beginning in late March and continuing into April and May, technology stocks which soared in 1999 turned around and plummeted.

     For the year-to-date, our performance is running well ahead of the indices. Since the first of the year, the Fund is up 26.62% compared to a loss of 0.42% for the S&P, a loss of 0.69% for the Wilshire 5000 and a loss of 2.46% for the NASDAQ. The average mid-cap value fund is up 4.38% since January 1. For the year-to-date, Parnassus placed second among the 186 mid-cap value funds followed by Lipper, Inc. and we also placed second of 183 mid-cap value funds for the 12 months ending June 30.

     Below is a table comparing The Parnassus Fund with the Lipper Mid-Cap Value Average, the Wilshire 5000 and the S&P 500 over the past one, three, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%). The performance figures for the average mid-cap value fund do not deduct any sales charges that may apply.


-------------------------------------------------------------------------------------------------------------------
Periods Ending        Average Annual         Average Annual       Lipper Mid-Cap      Wilshire 5000     S&P 500
June 30, 2000          Total Return          Overall Return       Value Average            Index          Index
-------------------------------------------------------------------------------------------------------------------
One Year                  56.36%                 62.03%                5.57%               9.68%          7.25%
Three Years               24.61%                 26.09%                9.91%              19.12%         19.60%
Five Years                18.45%                 19.30%               14.04%              22.50%         23.72%
Ten Years                 18.75%                 19.18%               12.91%              17.30%         17.74%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index. An index has no expenses subtracted from its return as do mutual funds.

For the three, five and ten-year periods ending June 30, 2000, The Parnassus Fund placed #5 of 130 funds, #13 of 83 funds and #2 of 33 funds, respectively, in the Lipper mid-cap value category.


HOW DID WE AVOID THE "TECH WRECK?"

     Since the fourth quarter of 1998, technology stocks have been the market leaders. If you didn't own technology stocks, chances are you didn't do very well in 1999. After a year-and-a-half of strong performance, though, technology stocks dropped off sharply in the second quarter. The NASDAQ index which is dominated by technology stocks dropped 13% in the second quarter. This figure, though, understates the magnitude of the decline since technology stocks made something of a comeback in June. Before this comeback, the NASDAQ at one point had dropped over 30% from its high on March 10.

     This decline was not due to any underlying economic change. The technology business remains strong with demand for computers, semiconductors and other technology products at all-time highs. Rather, the drop in prices for technology stocks was caused by investors' changing their opinion of what these stocks were worth. In plain language, they got scared by sky-high multiples and sold their high-fliers.

     As most of you know, our portfolio has had a high percentage of technology issues for the last few years. As of the first of the year, 67% of the portfolio was in technology and at other times, it was over 70%. This does not mean that up to 70% of our purchases were technology issues, but rather sharp appreciation of those stocks caused their percentage to increase. Given our rather large commitment to technology, how were we able to avoid the "tech wreck?"

     The answer is twofold. First, we started selling technology issues in February and March. The technology percentage dropped from 67% on December 31 to 46% on March 31. We were concerned by the high levels at which tech stocks were trading and we decided to sell off many of our shares.

     Second, the technology shares we kept were those in stronger companies. We have avoided Internet issues and other more speculative technology shares. The companies we own actually make a profit and have good prospects for the future. Although many of our technology stocks had price declines, a number of our technology issues actually increased in value during the second quarter.

     For example, Mentor Graphics climbed 31.4%, Apex went up 26.9%, Credence Systems rose 17.2% and Intel managed a small gain of 1.3%. Although our position in technology as a whole declined during the quarter, the decline was small enough so that our non-technology issues made up for the loss.

     As we sold technology issues during the quarter, we invested in industries that were out of favor and were trading at bargain prices. Retail, medical and financial stocks traded at low prices early in the year and we used the proceeds from our technology sales to invest in these industries. As technology issues dropped during the quarter, our non-technology stocks increased in value.

LOSERS WERE MOSTLY TECHNOLOGY ISSUES

     During the quarter, 13 of our stocks posted a loss. Not surprisingly, eight of those 13 stocks were technology issues and five were in other industries. Adaptec makes chips for use in connecting hard disk drives and other peripheral equipment to the central processing unit of computers. By dropping 41.1% to $22.75, Adaptec had the dubious distinction of being the biggest loser in the portfolio. The reason for the decline is somewhat ironic. Because of strong demand for microprocessors, Intel and other manufacturers have been unable to produce enough so there is a shortage in some areas. One of the areas where there was a shortage was for generic computer makers who reduced their purchases from Adaptec since they couldn't get enough microprocessors to produce all the computers they could sell. In my view, there is no reason why Adaptec fell as much as it did and we will continue holding the stock. We expect it to be among our best performers in the future.

     Office Depot declined 39.0% to $7.05 at the time we sold it. The company earned less than expected and comparable store sales declined versus the same quarter last year.

     Gap dropped 37.8% to $31 a share because of weakness at its core Gap stores and because of lower comparable sales at its Old Navy unit. The reason Old Navy had lower comparable store sales was because it had an unusually strong quarter last year which made this year's quarter seem weak only by comparison. Because most analysts and institutional investors rely heavily on comparable store sales, the stock got knocked down. We think the analysts and institutional investors who sold were shortsighted and did not dig deeply enough behind the numbers. We used this price drop as an opportunity to double our position to 400,000 shares at an average cost of $31.09. Gap is off to a good start in the third quarter and by mid-July it was trading around $37 a share for a gain of 19%.

     Symantec saw its shares decline 28.2% as the price sagged to $53.94. Strong competition from McAfee's anti-virus products was a factor. The company also had less corporate sales as a percentage of revenue which displeased investors since corporate sales are more profitable than consumer sales.

     Three semiconductor capital equipment stocks declined during the quarter despite the fact that each of them had record orders and business prospects look excellent. They got caught in the undertow of the technology slump. Electro Scientific Industries dropped 24.1% as it went to $44.03, Lam Research declined 16.8% as its stock hit $37.50 and Cognex lost 10.3% as its stock moved down to $51.75. LSI Logic, a manufacturer of specialized integrated circuits, saw a downward move of 24.8% as its stock sank to $54.19 although business is booming. It suffered the same fate as its semiconductor capital equipment counterparts: strong fundamentals, but lower valuation by investors. We expect these stocks to rise over the next six months as investors realize semiconductor sales will remain strong through next year.

     Two software companies also declined because of changing investor opinions. These two also experienced lower demand because of hardware product cycles: a lag at the end of one product line, but before the introduction of another. Autodesk dropped 23.8% to $34.69 and BMC Software declined 12.6% as its stock sagged to $36.48.

     Target Stores decreased 22.4% as the stock went to $58 on weaker retail sales. Nordstrom dropped 18.2% to $24.13 because of slower sales of women's apparel. Wellman declined 18.3% to $16.19 on continuing weakness in its fiber business.

FEW TECHNOLOGY STOCKS WERE AMONG THE WINNERS

     Fourteen companies in the portfolio gained more than 15% during the quarter, but only three of them were technology issues. This reverses a trend going back six quarters.

     Cardinal Health was the company with the biggest move upward; the stock soared 61.3% to $74. Cardinal distributes drugs and other medical supplies. Good cost control helped improve its margins. The stock benefited from investors' selling dot-com issues and putting money into real companies that actually make a profit.

     AnnTaylor had a 44.0% increase in its stock price as it went to $33.13 a share. A very attractive line of women's clothes translated into strong sales growth and comparable store sales that were higher relative to the previous year.

     Wild Oats, a natural foods supermarket chain, climbed 36.7% to hit $12.56. The stock had a big sell-off earlier in the year and the Fund invested at $9.19 a share because we thought that investors put too low a valuation on the company. The stock moved up when investors re-evaluated the stock. Investors liked Wild Oats' plan to close some of their underperforming stores and focus on fewer formats.

     Two pharmaceutical stocks posted strong gains during the quarter as investors concluded that drug companies deserve a higher valuation. Strong earnings at both companies also propelled their shares higher. Schering-Plough climbed 37.8% to $50.63 while Merck moved up 22.1% to $75.88.

     Household products company Clorox gained 35.8% with its stock going to $44.81. The company has now successfully integrated its First Brands acquisition (Glad bags, STP auto products, etc.) and it appears to be gaining market share from a weakened Procter & Gamble.

     Mentor Graphics was one of the few technology companies to post strong gains as it increased 31.4% with its stock hitting $19.88. After years of mediocre performance, Mentor has developed some exciting new products including its Calibre software tool for verifying that a semiconductor design can actually be produced.

     Another technology company that posted a strong quarter was Apex whose shares soared 26.9% to $47.13. Apex makes switches that enable many servers to be controlled by one monitor and keyboard, thus saving space and costs. The company merged with Cybex at the end of the quarter and the merged operation is now known as Avocent.

     Kroger Stores also posted a strong quarter as its stock gained 25.6% going to $22.06 a share. Kroger went through a merger last year and the stock price had dropped to very low levels. Now that time has passed and the integration has gone well, the stock price has made a comeback.

     MedQuist, a medical transcription company, gained 27.8% during the quarter as its stock closed at $34. Phillips, the Dutch electronics company, made a tender offer at $51 a share for 65% of the company, but the stock dropped back to $34 after the partial tender offer. We tendered our shares so we sold 65% of them at $51 and we are now holding the rest.

     UnumProvident, a disability insurance company, gained 18.5% with its stock going to $20.06 a share. After a period of sales force instability and high claims losses, turnover of the sales staff has stabilized and claims losses have declined.

     Credence Systems, a maker of testers for semiconductors, was the third technology company to post a substantial gain as it climbed 17.2% with its stock going to $55.19. The strong semiconductor market has increased demand for Credence's semiconductor testing equipment.

     Venator, the parent of Foot Locker, had a 14.7% increase in its stock price as it went to $10.25. Strong comparable store gains translated into higher earnings.

     J.C. Penney increased 15.8% with a move to $18.44 a share. The move was basically a bounce off extremely low valuations when investors decided that prospects for the company were not so bad after all.

PARNASSUS IN THE NEWS

     The June issue of Mutual Funds magazine named The Parnassus Fund as one of its five-star funds. The rating applies to the top 20% of stock funds on the basis of "risk-adjusted" returns.

     Investor's Business Daily gave the Fund an "A" rating because our total return for the 36 months ended May 31 beat 91% of all other funds. Enclosed you will also find a reprint of an article from Investor's Business Daily of June 15 that talks about The Parnassus Fund.

     I have also appeared on CNBC and CNN this year talking about our investment philosophy and some of the companies we invest in. We usually don't have enough lead time to announce these television appearances in the quarterly reports and sometimes an appearance is cancelled if there is breaking news elsewhere. However, if you have e-mail, we can let you know about any scheduled appearances. If you would like to be notified about any television appearances, just e-mail Marie Chen. Her e-mail address is marie@parnassus.com.

COMPANY NOTES

     Intel recently donated $2 million to help launch the new National Hispanic Cultural Center in Albuquerque, New Mexico. Intel's contribution, the largest business grant to the Center, will be used for both physical and Internet-based resources and research tools that will be used to preserve and promote Hispanic culture and arts.

     Over the next five years, Merck & Co. will donate $100 million in vaccines to be used against hepatitis B, a blood-borne disease that causes liver failure and cancer. The vaccine will be used to inoculate 1.5 million children in Africa and Southeast Asia.

     Eckerd Drugstores, a subsidiary of J.C. Penney, announced the Third Annual Salute to Women program that will choose 100 women as the Eckerd 100 from among 3,000 nominees nationwide -- one from each of Eckerd's 3,000 drugstores. Each of the 100 women will be honored for her volunteer efforts and Eckerd will donate $1,000 to a charity named by each of the women. The company will also pay expenses for each of the Eckerd 100 to attend an educational symposium in Washington, D.C. this fall and they will also attend a sneak preview of the new documentary "I am My Mother's Daughter" which focuses on women and self-esteem.

     Electro Scientific Industries (ESI) recently completed the establishment of it new on-site child development center. Oregon's Child Care Division said it was one of the best start-up centers they had ever seen.

PERSONNEL MATTERS

     We have five excellent interns with us this summer. Steve Kim is a senior at the University of California at Berkeley where he studies at the Haas School of Business and is a member of the Golden Key National Honor Society. He is also the Treasurer of the California Investment Association, a student investment
club.  His  previous   experience  includes  an  internship  in  the  investment
management department of Sanwa Bank and working as accounting manager for the Berkeley division of an international student intern exchange program. In his spare time, he plays golf and basketball as well as the trombone.

     Shun-Ning Wong is a senior at Princeton University where he studies philosophy and serves as editor-in-chief of the Princeton Law Journal. He acted with the Princeton Triangle Club and sang in the Princeton University Chapel Choir. Shun-Ning spent the summer of 1999 studying at Beijing Normal University in China. Other experience includes serving as an intern investigator with the Washington, D.C. Public Defender's office.

     Alexander Gradow studies at the Koblenz Graduate School of Management in Germany where he majors in finance and marketing and he has also studied business at the University of Nottingham in England. Previous experience includes work at the Gemini Consulting Group in Cologne, Germany and with Mercedes-Benz in Paris, France.

     Jeff Wang is a senior at the University of California at Berkeley where he is studying international business. At UC, he was the founder of Cal Portal, an undergraduate website providing useful information to students. He also developed a website for the Berkeley Consulting group and reorganized the data network for Jobscience. He also served as an analyst for the UC Berkeley Committee on Student Fees that dealt with the efficient use of registration fees.

     Sonia Gupta is a junior at the University of California at Berkeley where she is majoring in Economics and Spanish. She has worked as a program assistant for MESA (Mathematics Engineering Science Achievement) to encourage high school students to study math and science. She has also worked as a volunteer at the Berkeley Free Clinic and as a mentor for children with neglected backgrounds. She is a member of the Golden Key National Honor Society and rows on the UC lightweight crew team. She recently finished the San Francisco half-marathon.

     In addition to talking about our interns in each quarterly report, we also do a profile of one staff member. This month, we've chosen Todd Ahlsten, Director of Research for Parnassus Investments. Shareholders who look at Parnassus photos know that most staff members have dark hair (myself included). Todd is a striking exception to that pattern and at 6'4" with blonde hair and blue eyes, he does tend to stand out.

     Todd grew up in Santa Rosa, California (50 miles north of San Francisco) where he attended high school and played on the basketball and golf teams. He also worked at the Oakmont Golf Course in Santa Rosa. After high school, he attended Santa Rosa Junior College.

     After two years, he transferred to the University of California at Berkeley where he earned a bachelor's degree from the Haas School of Business and graduated at the top of his class with a 4.0 average. He was an active member of the Undergraduate Finance Association and was elected to Beta Gamma Sigma, the national business honor society. During 1993 and 1994, he interned for the Sonoma County Economic Development Board where he worked on small business issues. In the fall of 1994 during his senior year at Berkeley, he interned at The Parnassus Fund where his performance made him one of the best interns ever to come through the program.

     Since I pride myself on having a good eye for talent, I hired him as a financial analyst in March of 1995. In May of 1998, he was promoted to Director of Research. In that position, he not only manages all the Fund's research, but he also supervises the intern program, inspiring legions of young people and teaching them security analysis. Todd also serves as a spokesman for Parnassus, appearing on radio and television and talking to the press. He also helps to edit these quarterly reports, especially checking the numbers and making sure that what I say about the Fund and the companies in the portfolio is accurate. More recently, he has even started reviewing all the companies in the portfolio and giving me information on which to base my reports to shareholders.

     Todd has also helped to refine our analytical techniques and serves as my alter ego when I'm thinking about making an investment in a company. At the end of this year, he will become co-manager of the Parnassus Equity Income Fund and will eventually become sole portfolio manager while keeping his duties as research director.

     Todd's main philanthropic interest is Food for the Hungry, an international organization that works on agricultural development issues. His younger brother, Neil, works for the organization in Ethiopia. Neil also interned at The Parnassus Fund and did an excellent job. Prior to working overseas, Neil did volunteer work in the San Francisco Bay Area on homeless issues. To gain a deeper understanding of the homeless issue, Neil even spent a week on the streets with no place to stay at night and only 25 cents in his pocket.

     Todd spends his spare time playing sports and socializing with friends. He also attends University of California football games and watches the San Francisco Giants play baseball at their new park on San Francisco Bay.

                                                     Yours truly,

                                                     Jerome L. Dodson
                                                     President



THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2000 THROUGH JUNE 30, 2000 (UNAUDITED)

                                           Realized      Number                        Per            Sale      Per
Company                                 Gain (Loss)   of Shares             Cost     Share        Proceeds    Share
-------------------------------------------------------------------------------------------------------------------
AT&T Corporation                    $     (214,927)    100,000   $    3,559,125    $35.59  $    3,344,198   $33.44
Adaptec, Inc.                            3,464,387     100,000        1,947,503     19.48       5,411,890    54.12
Advanced Micro Devices, Inc.             8,912,551     460,000        8,925,913     19.40      17,838,464    38.78
AnnTaylor Stores Corporation             1,853,554     200,000        3,451,580     17.26       5,305,134    26.53
Autodesk, Inc.                             223,109      10,000          248,750     24.88         471,859    47.19
Baldor Electric                             49,421     100,000        1,792,723     17.93       1,842,144    18.42
Borders Group, Inc.                       (411,540)    150,000        2,348,775     15.66       1,937,235    12.91
Boston Scientific Corporation              455,443     100,000        2,088,033     20.88       2,543,476    25.43
Cardinal Health, Inc.                    1,081,656     100,000        3,608,563     36.09       4,690,219    46.90
Cognex Corporation                      11,143,395     475,000       10,604,077     22.32      21,747,472    45.78
Compaq Computer Corporation              2,891,566     200,000        2,391,577     11.96       5,283,143    26.42
Consolidated Stores Corporation           (672,163)    300,000        5,175,300     17.25       4,503,137    15.01
Credence Systems Corporation             4,441,456     125,000        6,937,500     55.50      11,378,956    91.03
Delta Air Lines, Inc.                       94,853     100,000        5,050,863     50.51       5,145,716    51.46
DENTSPLY International, Inc.               651,263     200,000        5,547,281     27.74       6,198,544    30.99
Electro Scientific Industries, Inc.     17,779,897     325,000        5,062,832     15.58      22,842,729    70.29
FEI Company                              6,733,318     355,000        2,876,048      8.10       9,609,366    27.07
Helix Technology Corporation             7,228,029     225,000        4,146,614     18.43      11,374,643    50.55
Henry Schein, Inc.                      (2,634,570)    502,500       11,367,037     22.62       8,732,467    17.38
Hewlett-Packard Company                  1,261,220      30,000        2,248,675     74.96       3,509,895   117.00
Johnson & Johnson                           74,487      10,000          673,013     67.30         747,500    74.75
The Kroger Company                         129,949     130,000        2,137,175     16.44       2,267,124    17.44
Lam Research Corporation                19,948,003     200,000        5,265,250     26.33      25,213,253   126.07
Liz Claiborne, Inc.                         26,288      10,000          320,600     32.06         346,888    34.69
MedQuist, Inc.                           1,754,561      77,690        2,207,629     28.42       3,962,190    51.00
Mentor Graphics Corporation                624,999     100,000          913,750      9.14       1,538,749    15.39
Merck & Company, Inc.                      389,596      45,000        2,851,659     63.37       3,241,254    72.03
Office Depot, Inc.                      (1,719,913)    475,000        5,069,928     10.67       3,350,015     7.05
Oxford Health Plans, Inc.                 (821,289)    550,000        8,993,594     16.35       8,172,305    14.86
Quantum Corp -DLT & Storage             (1,318,390)    525,000        7,273,853     13.85       5,955,463    11.34
Quantum Corp.-Hard Disk Drive             (467,004)    262,500        2,649,277     10.09       2,182,273     8.31
Schering-Plough Corporation                 38,785      10,000          413,100     41.31         451,885    45.19
STERIS Corporation                      (1,643,217)    550,000        7,298,734     13.27       5,655,517    10.28
Symantec Corporation                     2,313,522      50,000          844,812     16.90       3,158,334    63.17
Target Corporation                         200,469      21,500        1,309,565     60.91       1,510,034    70.23
UnumProvident Corporation                  314,496      50,000          709,250     14.19       1,023,746    20.47
Watson Pharmaceuticals, Inc.               842,890     150,000        5,297,100     35.31       6,139,990    40.93
Wellman, Inc.                            2,796,990     260,000        2,595,845      9.98       5,392,835    20.74
Whole Foods Market, Inc.                 5,631,730     600,000       20,039,126     33.40      25,670,856    42.78
Xerox Corporation                         (793,994)    150,000        3,906,765     26.05       3,112,771    20.75
                                       ------------                -------------             ------------
Total                                  $92,654,875                 $170,148,794              $262,803,669
                                       ============                =============             ============



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2000 (UNAUDITED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  AIR TRANSPORT
      100,000     Delta Air Lines                                                   1.1%            $  5,056,250
                                                                                                    ------------
                  APPAREL
      300,000     AnnTaylor Stores1, 2                                              2.2%               9,937,500
                                                                                                    ------------
                  COMPUTER PERIPHERALS
      500,000     Adaptec, Inc.1, 2                                                                   11,375,000
      700,000     Apex1, 2                                                                            32,987,500
                                                                                                    ------------
                  Total                                                             9.6%              44,362,500
                                                                                                    ------------
                  COMPUTER SOFTWARE
      300,000     Autodesk, Inc.                                                                      10,406,250
      230,000     BMC Software Inc.1, 2                                                                8,391,406
      300,000     Electronics for Imaging, Inc.1                                                       7,593,750
      600,000     Mentor Graphics1, 2                                                                 11,925,000
      200,000     Symantec1, 2                                                                        10,787,500
                                                                                                    ------------
                  Total                                                            10.7%              49,103,906
                                                                                                    ------------
                  COMPUTERS
      400,000     Compaq Computer                                                   2.2%              10,200,000
                                                                                                    ------------
                  CONSUMER PRODUCTS
      200,000     Clorox 2                                                          1.9%               8,962,500
                                                                                                    ------------
                  FINANCIAL SERVICES
      250,000     Chase Manhattan Bank                                                                11,515,625
      250,000     Fannie Mae                                                                          13,046,875
      400,000     Freddie Mac                                                                         16,200,000
                                                                                                    ------------
                  Total                                                             8.9%              40,762,500
                                                                                                    ------------
                  HEALTH CARE
      175,000     Cardinal Health Inc.                                                                12,950,000
       51,600     MedQuist 1                                                                           1,754,400
                                                                                                    ------------
                  Total                                                             3.2%              14,704,400
                                                                                                    ------------
                  INDUSTRIAL
       36,000     Baldor Electric                                                                        670,500
      300,000     Calgon Carbon Corp.                                                                  2,325,000
      100,000     Wellman, Inc.                                                                        1,618,750
                                                                                                    ------------
                  Total                                                             1.0%               4,614,250
                                                                                                    ------------
                  INDUSTRIAL
                  AUTOMATION
      200,000     Cognex Corporation1                                               2.2%              10,350,000
                                                                                                    ------------



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2000 (UNAUDITED)

                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  INSURANCE
      500,000     UnumProvident                                                     2.2%           $  10,031,250
                                                                                                    ------------
                  MEDICAL PRODUCTS
      300,000     Boston Scientific Corp.1                                                             6,581,250
      197,500     Henry Schein, Inc.1, 2                                                               3,406,875
      100,000     DENTSPLY
                  International, Inc.                                                                  3,081,250
                                                                                                    ------------
                  Total                                                             2.8%              13,069,375
                                                                                                    ------------
                  MICROELECTRONIC
                  PROCESSING
       50,000     Applied Materials, Inc.1                                                             4,531,250
      200,000     Credence Systems Corp.1                                                             11,037,500
      272,000     Electro Scientific
                  Industries, Inc.1                                                                   11,976,500
      300,000     Lam Research Corporation1, 2                                                        11,250,000
       12,500     Novellus Systems, Inc.1                                                                707,032
                                                                                                    ------------
                  Total                                                             8.7%              39,502,282
                                                                                                    ------------
                  PHARMACEUTICALS
      175,000     Merck & Co., Inc.                                                                   13,278,125
      300,000     Schering-Plough
                  Corporation                                                                         15,187,500
                                                                                                    ------------
                  Total                                                             6.2%              28,465,625
                                                                                                    ------------
                  RETAIL
      425,000     Gap, Inc.                                                                           13,175,000
      200,000     J.C. Penney Co., Inc.                                                                3,687,500
      800,000     Nordstrom Inc.                                                                      19,300,000
      500,000     Kroger Co.1                                                                         11,031,250
      250,000     Target Corp.                                                                        14,500,000
    1,000,000     Venator Group, Inc.1                                                                10,250,000
      400,000     Wild Oats Markets1, 2                                                                5,025,000
                                                                                                    ------------
                  Total                                                            16.7%              76,968,750
                                                                                                    ------------
                  SEMICONDUCTORS
      400,000     Intel Corporation                                                                   53,475,000
      400,000     LSI Logic Corporation1, 2                                                           21,675,000
                                                                                                    ------------
                  Total                                                            16.3%              75,150,000
                                                                                                    ------------
                  Total common stocks
                  (Cost $302,045,633)                                             95.90%           $ 441,241,088
                                                                                                    ------------



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2000 (CONTINUED)

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Union Bank of California
                  Deposit Account
                  (variable rate 5.39% )                                                        $       202,593

                  South Shore Bank
                  Money Market Account
                  (variable rate 4.60% )                                                                316,260

                  Goldman Sachs-FS
                  Government Portfolio
                  (variable rate 6.30% )                                                                591,262

                  Janus
                  Government Portfolio
                  (variable rate 6.43% )                                                              5,000,000

                  Albina Community
                  Capital Bank
                  Certificate of Deposit 5.83%,
                  matures 1/24/01                                                                       100,000

                  Community Capital Bank
                  (variable rate 5.05% )                                                                100,000

                  Community Bank of The Bay
                  Certificate of Deposit 4.83%,
                  matures 9/4/00                                                                        103,695

                  Wainwright Bank & Trust Co.
                  Certificate of Deposit 5.10%,
                  matures 10/22/00                                                                      100,000

                  Alternatives Federal
                  Credit Union
                  (variable rate 2.79% )                                                                 27,929

                  Self Help Credit Union
                  Certificate of Deposit 5.040%,
                  matures 1/16/01                                                                        32,186

                  Repurchase Agreements:

                  Lehman Bros.
                  Triparty Repurchase Ageement
                  (Repurchase agreement with
                  Lehman Bros. dated 6/30/00,
                  effective yield is 7.205%
                  due 7/3/00, Face value is
                  $23,565,591 with price at 100)3                                                     23,565,591

                  Commercial Paper:

                  Centiorior Fuel Corp
                  (effective yield is 6.845%,
                  matures 7/17/00) 3                                                                  3,389,755




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2000 (CONTINUED)

                                                                              Percent of
                  Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Federal Signal Corp
                  (effective yield is 7.100%,
                  matures 7/5/00) 3                                                              $   19,972,428

                  OGE Energy Corporation
                  (effective yield is 6.978%,
                  matures 7/11/00) 3                                                                  7,979,893

                  OGE Energy Corporation
                  (effective yield is 7.117%,
                  matures 7/12/00) 3                                                                  6,983,433

                  Floating Rate Securities:

                  CS First Boston
                  (variable rate 6.294%,
                  matures 4/11/01) 3                                                                  9,999,000

                  Bear Stearns Co.
                  (variable rate 7.405%,
                  matures 1/8/01) 3                                                                  10,000,000

                  Bear Stearns Co.
                  (variable rate 7.325%,
                  matures 5/8/01) 3                                                                  10,000,000

                  US Agency Discount Note:

                  Federal Home Loan Bank
                  Discount Note
                  (effective yield is 6.402%,
                  matures 7/7/00)                                                                      9,950,456
                                                                                                   -------------
                  Total short-term investments                                     23.6%             108,414,481
                                                                                                   -------------
                  Total investments                                               119.5%             549,655,569

                  Payable upon return of securities loaned                        -20.0%             (91,890,100)

                  Other assets and liabilities-net                                  0.5%               2,342,875
                                                                                  ------           -------------
                  Total net assets                                                100.0%           $ 460,108,344
                                                                                  ======           -------------

1  Non-income producing

2 This security or partial position of this security is on loan at June 30, 2000 (Note 1). The total value of securities on loan at June 30, 2000 was $89,337,263.

3 This security purchased with cash collateral held from securities lending.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
Investments in securities, at market value
   (identified cost $302,045,633) (Note 1)                         $ 441,241,088
Temporary investments in short-term securities
   (at cost which approximates market)                               108,414,482
Receivables:
   Dividends and interest                                                199,048
   Capital shares sold                                                   169,615
   Securities sold                                                     4,289,310
Other assets                                                             106,990
                                                                   -------------
   Total assets                                                      554,420,533
                                                                   -------------
Liabilities:
Payable upon return of securities loaned                              91,890,100
Payable for securities purchased                                       1,236,109
Capital shares redeemed                                                1,086,102
Other liabilities                                                         99,878
                                                                   -------------
     Total liabilities                                                94,312,189
                                                                   -------------
Net assets (equivalent to $64.16 per share based on
   7,171,545.924 shares of capital stock outstanding)              $ 460,108,344
                                                                   =============
Net assets consisting of:
Distributions in excess of net investment income                  $  (4,278,571)
Unrealized appreciation on investments                               139,195,455
Accumulated net realized gain                                         95,806,780
Capital paid-in                                                      229,384,680
                                                                   -------------
       Total net assets                                           $  460,108,344
                                                                   =============
Computation of net asset value and offering price per share:
Net asset value and redemption price
   per share ($460,108,344 divided by 171,545.924 shares)         $        64.16
                                                                   =============
Offering price per share (100/96.5 of $64.16)+                    $        66.49
                                                                   =============

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment income:
Dividends                                                       $       810,065
Interest                                                                634,895
Other income                                                              1,599
                                                                ----------------
   Total investment income                                            1,446,559
                                                                ----------------
Expenses:
Investment advisory fees (Note 5)                                     1,392,182
Transfer agent fees (Note 5)                                            236,277
Reports to shareholders                                                  96,380
Fund administration (Note 5)                                             35,000
Registration fees and expenses                                          (11,919)
Custody fees                                                             36,061
Service provider fees (Note 5)                                           70,511
Professional fees                                                        36,584
Trustee fees and expenses                                                49,352
Other expenses                                                           14,241
                                                                ----------------
   Total expenses                                                     1,954,669
                                                                ----------------
     Net investment loss                                               (508,110)
                                                                ----------------
Realized  and  unrealized
  gain on  investments:
Realized  gain  from  security transactions:
   Proceeds from sales                                              263,963,949
   Cost of securities sold                                         (170,078,392)
                                                                ----------------
     Net realized gain                                               93,885,557
                                                                ----------------
Unrealized appreciation of investments:
   Beginning of year                                                137,582,937
   End of period                                                    139,195,455
                                                                ----------------
     Unrealized appreciation during the period                        1,612,518
                                                                ----------------
Net realized and unrealized gain on investments                      95,498,075
                                                                ----------------
Net increase in net assets resulting from operations               $ 94,989,965
                                                                ================

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1999

                                                  June 30, 2000          1999
--------------------------------------------------------------------------------
From operations:
Net investment loss                             $    (508,110)    $ (1,526,327)
Net realized gain (loss)
   from security transactions                       93,885,557       20,579,421
Net unrealized appreciation
   (depreciation) during the year                    1,612,518      104,178,350
                                                --------------    --------------
Increase (decrease) in net assets resulting
   from operations                                  94,989,965      123,231,444

Dividends to shareholders:
   From realized capital gains                               0      (18,110,353)

Decrease in net assets from capital share
   transactions                                      1,301,600      (44,066,022)
                                                --------------    --------------
Increase in net assets                              96,291,565       61,055,069

Net assets:
Beginning of year                                  363,816,779      302,761,710
                                                --------------    --------------
End of period
   (including distributions in  excess of
    net investment income of $4,278,572
    in 2000 and $3,770,461 in 1999)              $ 460,108,344    $ 363,816,779
                                                ==============    =============

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated in-vestment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

     Security Lending: The Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires manage-ment to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions
     Net realized gains are distributed in the year in which the gains arise. On June 30, 2000, there was undistributed net capital gain of $95,806,780.

3.   Capital Stock
     As of June 30, 2000 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $229,384,681. Transactions in capital stock (shares) were as follows:

                                                             SIX MONTHS ENDED JUNE 30, 2000      YEAR ENDED  DECEMBER 31, 1999
                                                             ----------     ---------------     ----------    ----------------
                                                               Shares            Amount          Shares             Amount
                                                             ----------     ---------------     ----------    ----------------------
     Shares sold                                              758,465       $  47,148,034        310,313      $  12,698,171
     Shares issued through dividend reinvestment                   --                  --        344,842         16,107,565
     Shares repurchased                                     (766,478)         (45,846,570)    (1,830,350)       (72,871,758)
                                                             ----------     ---------------     ----------    ----------------
     Net decrease                                             (8,013)       $   1,301,464     (1,179,195)     $ (44,066,022)
                                                             ==========     ===============     ==========    ================


4.   Purchases and Sales of Securities
     Purchases of securities for the six months ended June 30, 2000 were $251,887,742. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2000 are the same as for financial statement purposes. Of the $139,195,455 of netunrealized appreciation at June 30, 2000, $152,030,805 related to appreciation of securities and $12,835,350 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,392,182 for the six months ended June 30, 2000.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $271,277 for the six months ended June 30, 2000. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $70,511 for the six months ended June 30, 2000.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ended June 30, 2000 totaling $147,564 of which $38,326 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2000, and for each of the five years ended December 31 are as follows:

                                               June 30, 2000
                                                 (unaudited)        1999       1998      1997        1996      1995
                                               -------------      -------  ---------   --------  ---------  --------
     Net asset value at beginning of year           $ 50.67       $36.24     $ 35.74     $34.39    $ 31.77   $ 32.82
                                               -------------      -------  ---------   --------  ---------  --------
     Income from investment operations:
     Net investment income (loss)                     (0.07)       (0.21)      (0.06)     (0.14)     (0.06)     0.15
     Net realized and unrealized gain on securities   13.56        17.29        0.56      10.04       3.77      0.07
                                               -------------      -------  ---------   --------  ---------  --------
        Total from investment operations              13.49        17.08        0.50       9.90       3.71      0.22
                                               -------------      -------  ---------   --------  ---------  --------
     Distributions:
     Dividends from net investment income               .--          .--         .--        .--        .--     (0.16)
     Distributions from net realized gain
         on securities                                  .--        (2.65)        .--      (8.55)     (1.09)    (1.11)
                                               -------------      -------  ---------   --------  ---------  --------
         Total distributions                           0.00        (2.65)       0.00      (8.55)     (1.09)    (1.27)
                                               -------------      -------  ---------   --------  ---------  --------
     Net asset value at end of period               $ 64.16       $50.67      $36.24     $35.74     $34.39    $31.77
                                               =============      =======  =========   ========  =========  ========
     Total return*                                    26.62%       47.74%       1.40%     29.70%     11.68%     0.62%
     Ratios/supplemental data:
     Ratio of expenses to average net assets           0.91%        1.07%       1.10%      1.11%      1.10%     1.02%
     Ratio of net investment income (loss) to
       average net assets                             (0.24%)      (0.50%)     (0.09%)    (0.44%)    (0.17%)    0.54%
     Portfolio turnover rate                          60.90%       65.70%      99.20%     68.90%     59.60%    29.10%
     Net assets, end of period (000's)             $ 460,108    $ 363,817   $ 302,762  $ 337,425  $ 268,235 $ 259,133

     Total return figures do not adjust for the sales charge.


                               THE PARNASSUS FUND

                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

                               Investment Adviser
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel
                            Gardner, Carton & Douglas
                               321 N. Clark Street
                                Chicago, IL 60610

                              Independent Auditors
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

            This report must be preceded or accompanied by a current
                                  prospectus.